Exhibit  99.906.CERT


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Aggressive Income Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: April 5, 2005
     --------------------


                                          By: /s/ Jean Bernhard Buttner
                                              -------------------------
                                              Jean Bernhard Buttner
                                              Chairman and President
                                              Value Line Aggressive Income Trust

                                                                 Exhibit 99.CERT


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Aggressive Income Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 5, 2005
     --------------------


                                      By: /s/ David T. Henigson
                                          ---------------------
                                          David T. Henigson
                                          Vice President and Secretary/Treasurer
                                          Value Line Aggressive Income Trust